Exhibit 99.2
Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Financial Condition
( in thousands, except share data)

	(1)	(2)
	March 31,	December 31,
	2011	2010
ASSETS
Cash and due from banks	$8,481	$12,758
Interest bearing deposits with banks	147	218
Federal funds sold	4,900	12,300

Cash and cash equivalents	13,528	25,276
Interest bearing time deposits with banks	1,096	1,345
Securities available for sale	100,982	79,923
Restricted investment in Federal Home Loan Bank (FHLB) stock	1,983	2,088
Investment in unconsolidated subsidiary	3,607	3,550

Total loans, net of unearned interest	297,450	298,102
Less: Allowance for loan losses	(2,901)	(2,824)

Total loans, net of allowance for loan losses	294,549	295,278
Premises and equipment, net	6,943	7,067
Other real estate owned	340	412
Bank owned life insurance and annuities	13,693	13,568
Core deposit intangible	243	254
Goodwill	2,046	2,046
Accrued interest receivable and other assets	5,730	4,946

Total assets	$444,740	$435,753

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$62,219	$60,696
Interest bearing	324,198	316,094

Total deposits	386,417	376,790
Securities sold under agreements to repurchase	2,631	3,314
Other interest bearing liabilities	1,201	1,200
Accrued interest payable and other liabilities	4,588	4,473

Total liabilities	394,837	385,777
Stockholders’ Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	—	—
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,238,265 shares at March 31, 2011; 4,257,765 shares at December 31, 2010	4,746	4,746
Surplus	18,360	18,354
Retained earnings	38,213	37,868
Accumulated other comprehensive loss	(1,558)	(1,465)
Cost of common stock in Treasury:
507,561 shares at March 31, 2011; 488,061 shares at December 31, 2010	(9,858)	(9,527)

Total stockholders’ equity	49,903	49,976

Total liabilities and stockholders’ equity	$444,740	$435,753

(1)	Unaudited

(2)	Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share data)

	For the Quarter Ended
	March 31,
	2011	2010
Interest income:
Loans, including fees	$4,592	$5,036
Taxable securities	253	233
Tax-exempt securities	233	275
Federal funds sold	2	1
Other interest income	8	9

Total interest income	5,088	5,554

Interest expense:
Deposits	1,175	1,519
Securities sold under agreements to repurchase	1	1
Short-term borrowings	—	1
Long-term debt	—	34
Other interest bearing liabilities	7	3

Total interest expense	1,183	1,558

Net interest income	3,905	3,996
Provision for loan losses	88	285

Net interest income after provision for loan losses	3,817	3,711

Noninterest income:
Trust fees	113	120
Customer service fees	312	382
Earnings on bank-owned life insurance and annuities	119	122
Commissions from sales of non-deposit products	103	96
Income from unconsolidated subsidiary	65	56
Gain on sales or calls of securities	5	12
Gain (Loss) on sales of other assets	15	(1)
Other noninterest income	292	236

Total noninterest income	1,024	1,023

Noninterest expense:
Employee compensation expense	1,255	1,286
Employee benefits	401	416
Occupancy	243	233
Equipment	155	119
Data processing expense	322	365
Director compensation	77	87
Professional fees	139	93
Taxes, other than income	127	130
FDIC Insurance premiums	133	147
Amortization of intangibles	11	11
Other noninterest expense	315	258

Total noninterest expense	3,178	3,145

Income before income taxes	1,663	1,589
Provision for income taxes	424	401

Net income	$1,239	$1,188

Earnings per share
Basic	$0.29	$0.27
Diluted	$0.29	$0.27
Cash dividends declared per share	$0.21	$0.20
Weighted average basic shares outstanding	4,255,982	4,330,136
Weighted average diluted shares outstanding	4,259,061	4,334,000

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share data)

	For the Quarter Ended
	March 31,	December 31,
	2011	2010
Interest income:
Loans, including fees	$4,592	$4,781
Taxable securities	253	220
Tax-exempt securities	233	232
Federal funds sold	2	3
Other interest income	8	9

Total interest income	5,088	5,245

Interest expense:
Deposits	1,175	1,233
Securities sold under agreements to repurchase	1	1
Other interest bearing liabilities	7	3

Total interest expense	1,183	1,237

Net interest income	3,905	4,008
Provision for loan losses	88	104

Net interest income after provision for loan losses	3,817	3,904

Noninterest income:
Trust fees	113	78
Customer service fees	312	324
Earnings on bank-owned life insurance and annuities	119	117
Commissions from sales of non-deposit products	103	57
Income from unconsolidated subsidiary	65	71
Gain on sale or call of securities	5	—
Gain on sales of other assets	15	43
Other noninterest income	292	261

Total noninterest income	1,024	951

Noninterest expense:
Employee compensation expense	1,255	1,226
Employee benefits	401	383
Occupancy	243	247
Equipment	155	162
Data processing expense	322	320
Director compensation	77	74
Professional fees	139	158
Taxes, other than income	127	90
FDIC Insurance premiums	133	99
Amortization of intangibles	11	11
Other noninterest expense	315	348

Total noninterest expense	3,178	3,118

Income before income taxes	1,663	1,737
Provision for income taxes	424	433

Net income	$1,239	$1,304

Earnings per share
Basic	$0.29	$0.31
Diluted	$0.29	$0.31
Cash dividends declared per share	$0.21	$0.21